OTHER CURRENT ASSETS	9 Months Ended
Sep. 30, 2020
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER CURRENT ASSETS	OTHER CURRENT ASSETS

(in thousands of $)	Balance at September 30, 2020	Balance at December 31, 2019
Trade receivables	16,513	17,303
Other receivables	16,406	9,807
Prepaid expenses	2,257	2,087
	35,176	29,197

As at September 30, 2020, ‘Other receivables’ includes $15.1 million (December 31, 2019: $8.2 million) of amounts expected to be recovered through indemnity clauses relating to past performance of a bareboat charter and operating and services agreement ("OSA") with a charterer. The indemnity relates to the taxation method of the bareboat charter and OSA under Jamaican tax rules. The receivable includes withholding and payroll taxes, which we have recognized as operating expenses. As at September 30, 2020, we have recognized $0.1 million of expected credit loss allowance against the indemnity asset.

As at September 30, 2020, we have recognized the associated liability of $15.1 million (December 31, 2019: $8.2 million) for payment of taxes and associated charges within ‘Other current liabilities’ in our condensed consolidated balance sheet.

There was $nil accrued interest included within the other current assets balance as at September 30, 2020.